Exhibit 99.1

Americold Realty Trust, Inc. and EQT Announce

a $1.3 Billion North American Cold Storage Joint Venture

ATLANTA and NEW YORK, May 7, 2026 – Americold Realty Trust, Inc. (NYSE: COLD) (“Americold”), a global leader in temperature-controlled logistics, and EQT, a purpose-driven global investment organization, today announced the formation of a new joint venture with EQT’s Active Core Infrastructure fund (“EQT”) focused on the ownership, operation, and potential development of high-quality cold storage warehouse facilities in North America.

Under the terms of the agreement, Americold will contribute 12 cold storage facilities to the joint venture with an aggregate value in excess of $1.3 billion at inception. The facilities are located across the United States and comprise a total of approximately 124 million cubic feet of temperature-controlled capacity, with over 400,000 combined pallet positions. On a standalone basis, this joint venture is expected to be among the largest operators of cold storage facilities in North America. EQT will acquire a 70% interest in the joint venture, and Americold will retain a 30% equity interest and serve as day-to-day manager of the platform to ensure continuity of service and Americold’s proven operational excellence for customers. Americold expects to receive approximately $1.1 billion in net cash proceeds from the transaction, which is expected to be used to repay outstanding debt.

“This joint venture is an important strategic step for Americold, significantly strengthening our balance sheet, while aligning us with a strong partner in EQT who recognizes the intrinsic value of our mission-critical assets and the inherent growth opportunities in our business,” said Rob Chambers, CEO of Americold. “We believe this transaction reflects an attractive valuation for our assets, while positioning Americold to unlock additional value in the future as we look to grow this platform. This transaction is part of our multi-pronged strategy to drive disciplined long-term growth and superior returns for shareholders.”

Beyond the initial contributions to establish the joint venture, Americold and EQT expect the joint venture to serve as a long-term platform for future growth. EQT brings deep experience in temperature-controlled logistics, including through its ownership of one of Europe’s largest cold storage providers, and has a strong track record of scaling and developing essential infrastructure through an active approach to value creation. As part of the agreement, Americold will provide the joint venture with development support, leveraging its longstanding customer relationships and industry expertise to identify opportunities to develop strategically located assets that support key nodes in the cold chain.

“We are excited to partner with Americold to invest in a high-quality portfolio of truly mission-critical assets,” said Alex Greenbaum, Partner and Head of EQT Active Core Infrastructure. “We believe this platform is anchored by best-in-class cold storage assets serving blue chip customers and is well positioned for long-term growth. This investment aligns closely with our strategy of investing in core infrastructure assets with durable, predictable characteristics and clear opportunities for growth. We look forward to further developing, enhancing, and scaling the platform over time.”

“Americold is a leading global cold storage operator, with a high-quality platform, deep customer relationships, and a strong track record of operational excellence,” said Benjamin Bygott-Webb, Partner at EQT. “This partnership reflects EQT’s conviction in cold chain infrastructure as an essential, resilient sector with strong long-term fundamentals. Together, we are well-positioned to build on a strong foundation, pursuing disciplined growth and development opportunities while continuing to serve customers across critical points in the supply chain.”

The transaction is expected to close in the third quarter of 2026, subject to customary closing conditions and regulatory approvals.

Eastdil Secured LLC served as Americold’s financial advisor on the transaction. J.P. Morgan Securities and Morgan Stanley & Co. served as financial advisors to EQT and provided financing for the joint venture.

About Americold Realty Trust, Inc.

Americold (NYSE: COLD) is a global leader in temperature-controlled logistics and real estate, with a more than 120-year legacy of innovation and reliability. With more than 220 facilities across North America, Europe, Asia-Pacific, and South America – totaling approximately 1.4 billion refrigerated cubic feet – Americold ensures the safe, efficient movement of refrigerated products worldwide.

Our facilities are an integral part of the global food supply chain, connecting producers, processors, distributors, and retailers with tailored, value-added services supported by responsive and reliable supply chains. Leveraging deep industry expertise, smart technology, and sustainable practices, Americold delivers world-class service that creates lasting value for our customers and the communities we serve. Visit www.americold.com to learn more.

About EQT

EQT is a purpose-driven global investment organization with EUR 269 billion in total assets under management (EUR 142 billion in fee-generating assets under management) as of 31 March 2026, within two business segments – Private Capital and Real Assets. EQT owns portfolio companies and assets in Europe, Asia Pacific and the Americas and supports them in achieving sustainable growth, operational excellence and market leadership.

More info: www.eqtgroup.com

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Forward-Looking Statements

This press release contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: failure to consummate our joint venture with EQT on the terms or timeline currently anticipated, or at all, due to the failure to satisfy closing conditions, obtain necessary approvals or consents, or other factors beyond our control; failure to achieve the anticipated benefits, synergies or returns from our joint venture with EQT, including as a result of unanticipated costs or liabilities, difficulties in integrating joint venture operations, or the failure of the joint venture to perform in accordance with our expectations; failure to execute on growth strategies and opportunities; geopolitical conflicts, including the ongoing conflicts in the Middle East, and any related or resulting disruptions, including increasing energy costs; rising inflationary pressures, increased interest rates and operating costs; national, international, regional and local economic conditions, including impacts and uncertainty from trade disputes and tariffs on goods imported to the United States and goods exported to other countries; periods of economic slowdown or recession; labor and power costs; labor shortages; our relationship with our associates, the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; the impact of supply chain disruptions; risks related to rising construction costs; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected time frames, or at all, in respect thereof; uncertainty of revenues, given the nature of our customer contracts; acquisition risks, including the failure to identify or complete attractive acquisitions or failure to realize the intended benefits from our recent acquisitions; difficulties in expanding our operations into new markets and products; uncertainties and risks related to public health crises; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes; risks related to implementation of the new ERP system; risks related to defaults or non-renewals of significant customer contracts; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; changes in applicable governmental regulations and tax legislation; risks related to current and potential international operations and properties; actions by our competitors and their increasing ability to compete with us; changes in foreign currency exchange rates; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with our use of third-party trucking service providers for transportation services to our customers; liabilities as a result of our participation in multi-employer pension plans; risks related to the partial ownership of properties, including our JV investment; risks related to natural disasters; adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; changes in real estate and zoning laws and increases in real property tax rates; general economic conditions; risks associated with the ownership of real estate generally and temperature-controlled warehouses in particular; possible environmental liabilities; uninsured losses or losses in excess of our insurance coverage; financial market fluctuations; our failure to obtain necessary outside financing on attractive terms, or at all; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; the potential dilutive effect of our common stock offerings, including our ongoing at the market program; the cost and time requirements as a result of our operation as a publicly traded REIT; and our failure to maintain our status as a REIT.

Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements may contain such words. Examples of forward-looking statements included in this press release include, but are not limited to, those regarding the joint venture transaction with EQT. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future except to the extent required by law.

The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security, and may not be used or relied upon in connection with any offer or solicitation. It also does not constitute a notice of debt repayment or redemption. Any offer or solicitation in respect of Americold or EQT Active Core Infrastructure will be made only through a confidential private placement memorandum and related documents which will be furnished to qualified investors on a confidential basis in accordance with applicable laws and regulations. Any securities referred to herein have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold without registration thereunder or pursuant to an available exemption therefrom. Any offering of securities to be made in the United States would have to be made by means of an offering document that would be obtainable from the issuer or its agents and would contain detailed information about the issuer of the securities and its management, as well as financial information. The securities may not be offered or sold in the United States absent registration or an exemption from registration.

Contacts:

Americold Realty Trust, Inc.

Investor Relations

Telephone: 678-459-1959

Email: investor.relations@americold.com

EQT

EQT Press Office, press@eqtpartners.com